                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 18, 2002



   AMERICAN EXPRESS                              AMERICAN EXPRESS RECEIVABLES
    CENTURION BANK                                  FINANCING CORPORATION

              (as Originators of the American Express Master Trust)
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                          American Express Master Trust


           Utah                 11-2869526        333-51045              Delaware              13-3632012          333-51045
     (State or Other         (I.R.S. Employer    (Commission         (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)        Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                            Incorporation or            Number)
      Organization)                                                   Organization)


6985 UnionPark Center                                    40 Wall Street
 Midvale, Utah 84047                                   Mail Stop 10-19-06
   (801) 565-5000                                    New York, New York 10005
                                                          (917) 639-8396

               (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)
             N/A                                              N/A
(Former Name or Former Address,                 (Former Name or Former Address,
 if Changed Since Last Report)                   if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 18, 2002, American Express Master Trust supplemented its Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, with its Series 2002-2 Supplement, dated as of June 18, 2002. The Series Supplement is attached hereto as Exhibit 5.1.

                  On June 18, 2002, American Express Master Trust issued its $1,000,000,000 Class A Accounts Receivable Trust Certificates, Series 2002-2 (the "Series 2002-2 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

Exhibit 5.1 Series 2002-2 Supplement, dated as of June 18, 2002, supplementing the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             American Express Centurion Bank,
                                             on behalf of the American Express
                                             Master Trust


                                             By:      /s/ Maureen A. Ryan
                                                 -------------------------------
                                                Name:     Maureen A. Ryan
                                                Title:    Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                             American Express Receivables
                                             Financing Corporation
                                             on behalf of the American Express
                                             Master Trust


                                             By:       /s/ John D. Koslow
                                                 -------------------------------
                                                 Name:     John D. Koslow
                                                       Title: Vice President
                                                       and Treasurer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

Exhibit 5.1 Series 2002-2 Supplement, dated as of June 18, 2002, supplementing the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001.